Fifth Third Bank | All Rights Reserved 1Q09 Credit Trends April 23, 2009 Please refer to earnings release dated April 23, 2009 for full results including those reported on a GAAP basis Exhibit 99.3

Fifth Third Bank | All Rights Reserved
Credit by portfolio*
C&I
21%
Home equity
15%
Card
7%
Commercial
construction
16%
Commercial
mortgage
16%
Residential
mortgage
15%
Auto
9%
Other
consumer
1%
MI
21%
IN
4%
IL
9%
Other /
National
10%
KY
5%
TN
3%
NC
1%
OH
17%
FL
30%
Net charge-offs by loan type Net charge-offs by geography
* NPAs exclude loans held-for-sale.
($ in millions)
C&I
Commercial
mortgage
Commercial
construction
Commercial
lease
Total
commercial
Residential
mortgage Home equity Auto Credit card
Other
consumer
Total
consumer
Total loans &
leases
Loan balances $28,617 $12,560 $4,745 $3,521 $49,443 $8,875 $12,710 $8,688 $1,816 $1,037 $33,126 $82,569
% of total 35% 15% 6% 4% 60% 11% 15% 11% 2% 1% 40%
NPAs $675 $718 $597 $28 $2,018 $475 $83 $26 $45 $1 $630 $2,648
NPA ratio 2.36% 5.72% 12.59% 0.77% 4.07% 5.35% 0.65% 0.30% 2.51% 0.12% 1.89% 3.19%
Net charge-offs $103 $77 $76 $0 $256 $75 $72 $46 $36 $5 $234 $490
Net charge-off ratio 1.45% 2.50% 6.21% 0.00% 2.08% 3.27% 2.28% 2.17% 7.92% 1.63% 2.82% 2.37%

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Portfolio performance drivers
Performance Largely Driven By
No Participation In
Subprime
Option ARMs
Discontinued or Suspended Lending
Discontinued in 2007:
Brokered home equity ($2.2B)
Suspended in 2008:
Homebuilder/residential development ($2.3B)
Other non-owner occupied commercial RE
excluding homebuilder/developer ($8.6B)
Saleability:
All mortgages originated for intended sale*
* Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing complete. Jumbo mortgage originations currently being held due to market conditions.
Geography:
Florida, Michigan most stressed
1Q09 C/O ratio:
Total loan portfolio 4.4%
Commercial portfolio 4.0%
Consumer portfolio 4.9%
Remaining Midwest, Southeast performance
reflects economic trends
1Q09 C/O ratio:
Total loan portfolio 1.6% ex-FL/MI
Commercial portfolio 1.4% ex-FL/MI
Consumer portfolio 2.0% ex-FL/MI
Products:
Homebuilder/developer charge-offs $64 million in
1Q09
Total charge-off ratio 2.4% (2.1% ex-HBs)
Commercial charge-off ratio 2.1% (1.6% ex-
HBs)
Brokered home equity charge-offs 5.5% in 1Q09
Direct home equity portfolio 1.6%

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Non-performing assets and net charge-offs:
Product view*
0
200
400
600
800
1,000
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
C&I/Lease Auto Credit Card Other CRE Res RE
0
500
1,000
1,500
2,000
2,500
3,000
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
C&I/Lease Auto/Other CRE Res RE
Total NPAs Total NCOs
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.

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-
500
1,000
1,500
2,000
2,500
3,000
Q1 2008 Q2 2008 3Q 2008 4Q 2008 1Q 2009
Other SE National Other MW
Michigan Florida
-
200
400
600
800
1,000
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
Other SE National Other MW
Michigan Florida
Non-performing assets and net charge-offs:
Geographic view*
Total NPAs Total NCOs
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.

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Commercial loans held-for-sale summary
12/31/2008
HFS balance
Principal
reduction Gain/loss
03/31/2009
HFS balance
Closed HFS
Loans sold $47.6 ($59.3) $12.6
Satisfied obligations 6.9 (7.7) 0.8
Transferred to OREO 5.0 (3.4) (0.2)
Total $59.5 ($70.4) $13.2
Remaining HFS
No activity $222.0 $0.0 $0.0
Customer payments 130.9 (9.7) (0.3)
Other 60.3 (0.1) (2.6)
Total $413.2 ($9.8) ($2.9)
Total HFS Portfolio $472.7 ($80.2) $10.3 $402.8

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Nonperforming assets*
• Total NPAs of $2.6B
• Homebuilder/developer NPAs of $554M;
represent 21% of total NPAs
• Commercial NPAs of $2.0B; growth driven by
CRE, particularly in MI and FL
• Consumer NPAs of $630M; up 18 percent
from previous quarter
19%
8%
15%
11%
7%
0%
14%
17%
9%
13%
17%
54%
1%
1%
7%
2%
2%
3%
20%
34%
9%
13%
5%
2%
1%
10%
6%
17%
7%
9%
3%
8%
8%
2%
25%
21%
C&I^ (26%) CRE (50%) Residential (21%) Other Consumer (3%)
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN
Residential
$558M
21%
C&I*
$702M
26%
Other
$73M
3%
CRE
$1.3B
50%
^ C&I includes commercial lease
NORTH
CAROLINA
OTHER /
NATIONAL
* NPAs exclude loans held-for-sale.

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Commercial construction*
Accomodation
1%
Auto Retailers
1%
Finance &
insurance
2%
Construction
39%
Manufacturing
1%
Real estate
45%
Retail Trade
1%
Other
9%
Wholesale
Trade
1%
Loans by geography Credit trends
Loans by industry Comments
• Declining valuations in residential and land developments
• In 4Q08 reduced concentrations in most stressed markets
(Florida and Michigan)
• Continued stress expected through 2009
OH
28%
IN
8%
IL
8%
KY
4%
TN
6%
NC
8%
Other
4%
FL
18%
MI
16%
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions)
1Q08 2Q08 3Q08 4Q08 1Q09
Balance $5,592 $6,007 $6,002 $5,114 $4,745
90+ days delinquent $49 $53 $84 $73 $49
as % of loans 0.87% 0.88% 1.40% 1.44% 1.02%
NPAs $418 $552 $659 $400 $597
as % of loans 7.48% 9.19% 10.98% 7.82% 12.59%
Net charge-offs $72 $49 $88 $151 $76
as % of loans 5.20% 3.46% 5.71% 10.00% 6.21%
Commercial construction

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Homebuilders/developers*
Loans by geography Credit trends
Loans by industry Comments
• Making no new loans to builder/developer sector
• Residential & land valuations under continued stress
• 5% of commercial loans; < 3% of total gross loans
• Balance by product approximately 48% Construction,
37% Mortgage, 15% C&I
MI
19%
OH
23%
IN
5%
IL
5%
KY
4%
TN
5%
NC
16%
Other
4%
FL
19%
C&I
15%
Commercial
construction
48%
Commercial
mortgage
37%
*Increase in 2Q08 balance due to the First Charter acquisition
($ in millions) 1Q08 2Q08* 3Q08 4Q08 1Q09
Balance $2,705 $3,295 $3,065 $2,481 $2,322
90+ days delinquent $60 $123 $105 $74 $37
as % of loans 2.21% 3.73% 3.41% 2.98% 1.59%
NPAs $309 $547 $702 $366 $554
as % of loans 11.42% 16.62% 22.89% 14.74% 23.87%
Net charge-offs $43 $34 $163 $128 $64
as % of loans 6.14% 4.63% 19.75% 19.71% 10.73%
Homebuilders/developers
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.

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Residential mortgage
1 liens: 100% ; weighted average LTV: 77%
Weighted average origination FICO: 730
Origination FICO distribution:  <659 10%; 660-689 8%; 690-719
12%; 720-749 13%; 750+ 30%; Other ^ 27%
(note: loans <659 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <70 25%; 70.1-80 42%; 80.1-90 12%;
90.1-95 5%; >95% 16%
Vintage distribution: 2009 1%; 2008 14%; 2007 18%; 2006 16%;
2005 26%; 2004 and prior 25%
% through broker: 13%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
29% FL concentration driving 67% total loss
FL lots ($362M) running at 20% annualized loss rate (YTD)
Mortgage company originations targeting 95% salability
OH
23%
IN
5%
KY
4%
NC
6%
Other
10%
FL
29%
TN
2%
MI
14%
IL
7%
^ Includes acquired loans where FICO at origination is not available
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
($ in millions)
1Q08 2Q08 3Q08 4Q08 1Q09
Balance $9,873 $9,866 $9,351 $9,385 $8,875
90+ days delinquent $192 $229 $185 $198 $231
as % of loans 1.95% 2.32% 1.98% 2.11% 2.60%
NPAs $278 $285 $339 $397 $475
as % of loans 2.81% 2.89% 3.62% 4.23% 5.35%
Net charge-offs $34 $63 $77 $68 $75
as % of loans 1.33% 2.57% 3.16% 2.90% 3.27%
Residential mortgage
st

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Home equity
1 liens: 25%; 2 liens: 75% (25% of 2 liens behind FITB 1 s)
Weighted average origination FICO: 756
Origination FICO distribution: <659 4%; 660-689 8%; 690-719 13%; 720-749
17%; 750+ 48%; Other 10%
Weighted average CLTV: 76% (1 liens 61%; 2 liens 82%) Origination
CLTV distribution: <70 36%; 70.1-80 21%; 80.1-90 19%; 90.1-95 8%; >95 16%
Vintage distribution: 2009 1%; 2008 12%; 2007 12%; 2006 17%; 2005 16%;
2004 and prior 42%
% through broker channels: 18% WA FICO: 740 brokered, 759 direct; WA
CLTV: 90% brokered; 73% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Approximately 18% of portfolio concentration in broker product driving approximately 42% total loss
Portfolio experiencing increased loss severity (losses on 2 liens approximately 100%)
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
MI
21%
OH
33%
IN
9%
IL
11%
KY
9%
Other
1%
FL
9%
NC
5% TN
2%
MI
21%
OH
24%
IN
10%
IL
11%
KY
7%
Other
20%
FL
3%
NC
1%
TN
3%
*Increase in 2Q08 balance due to the First Charter acquisition
($ in millions)
1Q08 2Q08* 3Q08 4Q08 1Q09
Balance $9,152 $9,988 $10,232 $10,439 $10,486
90+ days delinquent $43 $42 $41 $58 $61
as % of loans 0.47% 0.42% 0.40% 0.55% 0.59%
Net charge-offs $18 $27 $26 $27 $42
as % of loans 0.78% 1.07% 1.00% 1.04% 1.62%
Home equity - direct
($ in millions) 1Q08 2Q08 3Q08 4Q08 1Q09
Balance $2,651 $2,433 $2,368 $2,313 $2,225
90+ days delinquent $33 $34 $31 $37 $42
as % of loans 1.26% 1.40% 1.33% 1.58% 1.91%
Net charge-offs $23 $28 $30 $26 $30
as % of loans 3.29% 4.64% 5.05% 4.52% 5.46%
Home equity - brokered
nd nd
nd
nd
st
st
st

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Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Homebuilders, developers tied to
weakening real estate market
Increasing severity of loss due to
significant declines in valuations
Valuations; relatively small home
equity portfolio
23%
19%
10%
29%
12%
6%
1%
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs
NCOs
22%
26%
42%
9%
1%
16%
20%
14%
34%
5%
9%
2%
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 1.9        7% 64         9% 23         23%
Commercial mortgage 1.7        13% 157       22% 30         39%
Commercial construction 0.9        18% 188       31% 21         28%
Commercial lease 0.0        1% -        0% -        0%
Commercial 4.5        9% 409       20% 74         29%
Mortgage 2.6        30% 295       62% 50         67%
Home equity 1.0        8% 9           11% 13         18%
Auto 0.5        6% 3           10% 7           14%
Credit card 0.1        6% 2           4% 4           10%
Other consumer 0.0        2% 0           18% 0           6%
Consumer 4.2        13% 309       49% 74         32%
Total 8.7        11% 718       27% 148       30%
* NPAs exclude loans held-for-sale.

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Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
Homebuilders, developers tied to
weak real estate market
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
32%
23%
5%
2%
9%
19%
7%
1% 2%
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
26%
21%
11%
9%
6%
7%
20%
27%
35%
16%
1%
5%
1%
12%
3%
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 4.6        16% 114       17% 26         25%
Commercial mortgage 3.3        26% 152       21% 21         27%
Commercial construction 0.7        15% 69         11% 11         15%
Commercial lease 0.2        7% 3           10% -        0%
Commercial 8.8        18% 338       17% 58         23%
Mortgage 1.2        14% 49         10% 9           12%
Home equity 2.7        21% 22         27% 20         28%
Auto 1.0        12% 4           14% 6           13%
Credit card 0.3        17% 11         23% 8           21%
Other consumer 0.1        7% 0           8% 0           9%
Consumer 5.3        16% 86         14% 43         19%
Total 14.1      17% 424       16% 101       21%
* NPAs exclude loans held-for-sale.

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the LLC within the meaning of Sections 27A of the
Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third
Bancorp and/or the combined LLC including statements preceded by, followed by or that include the words or phrases such as “believes,”
“expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,”
“would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, and/or the LLC do business, are less favorable than expected; (2) deteriorating credit quality;
(3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4)
changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9)
problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13)
legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, and/or the LLC or the businesses in which these entities are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16)
ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities;
(20) difficulties in separating the operations of the LLC; (21) lower than expected gains related to the sale of businesses; (22) loss of income from the sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (23) failure to consummate the joint venture transaction; (24) ability to secure confidential information through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the United States Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at www.sec.gov or on the Fifth Third’s Web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.